Exhibit 10.6

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”), dated as of February 24, 2003, is entered into between WORLD FUEL SERVICES CORPORATION, a Florida corporation (“Borrower”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), and amends the Credit Agreement, dated as of December 7, 2001, between Borrower and Bank, as amended by First Amendment to Credit Agreement, dated as of May 15, 2002, and as further amended by Second Amendment to credit agreement, dated as of December 15, 2002 (as heretofore or hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the “Agreement”).

WITNESSETH:

WHEREAS, Borrower has requested that Bank amend the Agreement to, among other things, (i) increase the Letter of Credit Commitment under the Agreement and (ii) consent to a change in Borrower’s fiscal year; and

WHEREAS, Bank is willing to so amend the Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2.         Amendment. The reference to “$25,000,000” in Section 2.1.2 of the Agreement is amended to read “$30,000,000.”

3.         Amendment. The following definition shall be deleted in its entirety and replaced with the following:

Fiscal Year means the fiscal year of the Company and its Subsidiaries, which period shall be, beginning with Fiscal Year 2002 (i) the 9-month period ending on December 31, 2002, and (ii) the 12-moth period ending on December 31 of each year thereafter. References to a Fiscal Year with a number corresponding to any calendar year (e.g. “Fiscal Year 2002”) refer to the Fiscal Year ending on December 31 of such year; provided, however, that for each Fiscal Year ending prior to December 31, 2002, such references refer to the fiscal year ending on March 31 of such year.

4.         Modifications. Consent. All references in the Agreement and the other Loan Documents to the term “Loan Documents” shall be deemed to include this Amendment. Notwithstanding anything to the contrary in the Loan Documents, Lender hereby consents to

Borrower’s change to a Fiscal Year ending on December 31 of each year, commencing with the fiscal year ended December 31, 2002.

5.         Ratification. Except as modified hereby, the terms and conditions of the Agreement and the other Loan Documents to which Borrower is a party, shall remain in full force and effect and are hereby ratified and confirmed in all respects.

6.         Representations and Warranties. Borrower represents and warrants to, and agrees with, Bank that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against Bank with respect to any Indebtedness created under the Agreement and the other Loan Documents, any of the agreements among the parties hereto, including, without limitation, the obligations of Borrower under the Agreement or any other Loan Document, or any action previously taken or not taken by Bank with respect thereto or with respect to any Lien or Collateral in connection therewith to secure such indebtedness, and (ii) this Amendment has been duly authorized by all necessary action on the part of Borrower, has been duly executed by Borrower, and constitutes the valid and binding obligation of Borrower, enforceable against Borrower in accordance with the terms hereof.

7.         Agreement Representations and Warranties. Borrower hereby certifies that the representations and warranties contained in the Agreement and the other Loan Documents continue to be true and correct and that no Unmatured Event of Default or Event of Default has occurred that has not been cured or waived.

8.         Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Bank shall have received (i) counterparts of this Amendment duly executed by the Borrower; (ii) counterparts of the Reaffirmation and Consents attached hereto executed by Pledgor and Guarantor; (iii) payment by Borrower of the fees and costs, including attorneys’ fees, incurred in connection with this Amendment; and (iv) certificates of an authorized officer of each of, Borrower, Guarantor and Pledgor, certifying resolutions of the governing body of each authorizing this Amendment and the transaction contemplated thereby, in form and substance acceptable to Bank.

9.         Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.

10.      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.

11.      Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are used for convenience of reference only.

12.      WAIVER OF TRIAL BY JURY. EACH OF THE BORROWER AND THE BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WORLD FUEL SERVICES CORPORATION, a Florida corporation
/s/ FRANK SHEA

Frank Shea, Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION
/s/ ROBERT LOZANO

Robert Lozano, First Vice President

REAFFIRMATION OF GUARANTY

The terms and conditions of the Continuing Unconditional Guaranty, dated as of December 7, 2001, executed by the undersigned in favor of Bank (the “Guaranty”), are hereby ratified, reaffirmed and confirmed in all respects. The undersigned Guarantor consents to the Amendment to which this Reaffirmation of Guaranty is attached and acknowledges and agrees that the undersigned is and shall remain liable for the payment of all of the Borrower Liabilities (as defined in the Guaranty) to the full extent provided in the Guaranty, irrespective of the execution and delivery of this Amendment.

TRANS-TEC SERVICES, INC., a Delaware corporation
/s/ MICHAEL KASBAR

Michael Kasbar, Director

REAFFIRMATION OF PLEDGE AGREEMENT

The terms and conditions of the Securities Pledge Agreement, dated as of December 7, 2001, between the Pledgor and Bank (the “Pledge Agreement”) are hereby ratified, reaffirmed and confirmed in all respects. The undersigned Pledgor hereby consents to the Amendment to which this Reaffirmation of Pledge Agreement is attached and acknowledges and agrees that the undersigned’s pledged Collateral is and shall remain as security for the full and prompt performance of the Liabilities (as defined in the Pledge Agreement) to the full extent provided in the Pledge Agreement, irrespective of the execution and delivery of this Amendment.

TRANS-TEC SERVICES (UK) Ltd., a United Kingdom corporation
/s/ MICHAEL KASBAR

Michael Kasbar, Director

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